UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
January 4, 2023 (December 28, 2022)

Commission File Number: 0-29923

Orbital Infrastructure Group, Inc.
(Exact Name of registrant as specified in Its Charter)

Texas	84-1463284
(State or jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

5444 Westheimer Road, Houston, Texas	77052
(Address of Principal Executive Offices)	(Zip Code)

(832) 467-1420
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.1 4d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value	OIG	Nasdaq Capital Market

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On December 28 2022, Orbital Energy Group, Inc. (the “Company”) received a notification letter (the “Notice”) from the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) indicating that the Company is not in compliance with the minimum market value of listed securities (“MVLS”) requirement for continued listing set forth in Nasdaq Listing Rule 5550(b)(2). Nasdaq Listing Rule 5550(b)(2) requires listed securities to maintain a minimum MVLS of $35 million, and Listing Rule 5810(c)(3)(C) provides that a failure to meet the minimum MVLS requirement exists if the deficiency continues for a period of 30 consecutive business days. The Notice has no immediate effect on the listing of the Company’s common stock, par value $0.001 per share (the “Common Stock”), and its common stock will continue to trade on the Nasdaq Capital Market under the symbol “OIG” at this time.

In accordance with Nasdaq Listing Rule 5810(c)(3)(C), the Company has 180 calendar days, or until June 26, 2023, to regain compliance. If at any time before June 26, 2023, the Company’s MVLS closes at or above $35 million for a minimum of 10 consecutive business days, Nasdaq will provide written notification that the Company has achieved compliance with the minimum MVLS requirement, and the matter will be resolved.

If the Company does not regain compliance or meet the alternative standards during the compliance period ending June 26, 2023, Nasdaq will provide written notification that the Common Stock will be subject to delisting. The Company would then be entitled to appeal that determination to a Nasdaq hearings panel. There can be no assurance that the Company will regain compliance with the minimum MVLS requirement during the 180-day compliance period.

The Company intends to monitor the closing bid price of the Company’s common stock and consider its available options to resolve the noncompliance with the MVLS. There can be no assurance that the Company will be able to regain compliance with the MVLS or will otherwise be in compliance with other Nasdaq listing criteria, including but not limited to the $1.00 minimum bid price requirement for continued listing set forth in Nasdaq Listing Rule 5550(a)(2) as more fully described in a Form 8-K filed on July 25, 2022.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Signed and submitted this 4th day of January 2023.

Orbital Infrastructure Group, Inc.
(Registrant)

By:	/s/ William J. Clough
William J. Clough
Chief Legal Officer

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